AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED AUGUST 31, 2001
TO
PROSPECTUS
DATED APRIL 28, 1987
AS SUPPLEMENTED APRIL 26, 1988
AND AS SUPPLEMENTED MAY 1, 1989
AND AS SUPPLEMENTED MAY 1, 1990
AND AS SUPPLEMENTED MARCH 19, 1991
AND AS SUPPLEMENTEDJANUARY 2, 1992

          Effective August 29, 2001, American General Life Insurance Company (the "Company") is amending the prospectus for the sole purpose of announcing the acquisition of the Company's parent corporation.

          Beginning on page 12 of the prospectus, under the section titled "THE COMPANY AND THE SEPARATE ACCOUNT" the following paragraph is hereby inserted at the end of the section.

On May 11, 2001, American General Corporation ("AGC"), a Texas corporation, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). The Company is an indirect, wholly-owned subsidiary of AGC. On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, the Company is now an indirect, wholly-owned subsidiary of AIG.